                                                                    EXHIBIT 32.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the period ending December 31, 2003, of Colorado Interstate Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer and Treasurer certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Greg G. Gruber
                                              ----------------------------------
                                              Greg G. Gruber
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer
                                              (Principal Financial Officer)

                                              March 15, 2004



A signed original of this written statement required by Section 906 has been provided to Colorado Interstate Gas Company and will be retained by Colorado Interstate Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.